Exhibit 10.15

Loan Nos. 522917:11, 523062:11 and 523071:11

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT

Dated as of February 25, 2008

WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH
401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 199
RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 36 MIDLAND L.L.C.,
WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C.
and WU/LH 8 SLATER L.L.C.

(Mortgagor)

TO

JOHN HANCOCK LIFE INSURANCE COMPANY

(Mortgagee)

LOCATION OF PROPERTY:

103 Fairview Park Drive, Greenburgh, New York (Section 19, Block 1, Lot 1)
412 Fairview Park Drive, Greenburgh, New York (Section 19, Block 1, Lot 4)
401 Fieldcrest Drive, Greenburgh, New York (Section 19, Block 1, Lot 5)
404 Fieldcrest Drive, Greenburgh, New York (Section 19, Block 1, Lot 6)
199 Ridgewood Drive, Greenburg, New York (Section 19, Block 1, Lot 7)
203 Ridgewood Drive, Greenburgh, New York (Section 19, Block 1, Lot 8)
36 Midland Avenue, Port Chester, New York (Section 142.26, Block 1, Lot 2)
100-110 Midland Avenue, Port Chester, New York (Section 142.46, Block 1, Lot 1)
112 Midland Avenue, Port Chester, New York (Section 142.54, Block 1, Lot 13)
8 Slater Street, Port Chester, New York (Section 142.46, Block 1, Lot 6)

This instrument affects real and personal property situated in the Town of Greenburgh and
Village of Port Chester, Westchester County, New York in the Sections, Blocks and Lots listed above as shown on the Tax Map of Westchester County, New York.

Record and Return To:
Edwards Angell Palmer & Dodge LLP
90 State House Square
Hartford, CT 06103
Attention: John B. D’Agostino, Esq.

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Mortgage”), made as of the 25th day of February, 2008, by WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C. and WU/LH 8 SLATER L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (collectively or individually as the context may require, the “Mortgagor”), to and for the benefit of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation having its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (“Mortgagee”).

W I T N E S S E T H:

WHEREAS, each Mortgagor is on the date of delivery hereof the owner of fee simple title to the portion of the Real Property (as defined below) more particularly described in Exhibit A attached hereto and known by the address indicated next to its name below:

Mortgagor	Land known as
WU/LH 103 FAIRVIEW PARK L.L.C.	103 Fairview Park Drive, Greenburgh, New York
WU/LH 412 FAIRVIEW PARK L.L.C.	412 Fairview Park Drive, Greenburgh, New York
WU/LH 401 FIELDCREST L.L.C.	401 Fieldcrest Drive, Greenburgh, New York
WU/LH 404 FIELDCREST L.L.C.	404 Fieldcrest Drive, Greenburgh, New York
WU/LH 199 RIDGEWOOD L.L.C.	199 Ridgewood Drive, Greenburgh, New York
WU/LH 203 RIDGEWOOD L.L.C.	203 Ridgewood Drive, Greenburgh, New York
WU/LH 36 MIDLAND L.L.C.	36 Midland Avenue, Port Chester, New York
WU/LH 100-110 MIDLAND L.L.C.	100-110 Midland Avenue, Port Chester, New York
WU/LH 112 MIDLAND L.L.C.	112 Midland Avenue, Port Chester, New York
WU/LH 8 SLATER L.L.C.	8 Slater Street, Port Chester, New York

AND WHEREAS, Mortgagor has requested that Mortgagee make a mortgage loan to Mortgagor to be secured by the Mortgaged Property (as defined below);

NOW THEREFORE, TO SECURE THE PAYMENT OF an indebtedness in the principal sum of FIFTY MILLION SIX HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($50,650,000.00), lawful money of the United States of America, to be paid with interest and all other sums and fees payable according to the Notes dated the date hereof made by Mortgagor to Mortgagee (the loan evidenced by the Notes being hereinafter referred to as the “Loan”) and all indebtedness, obligations, liabilities and expenses due hereunder and under any other documents evidencing or securing the indebtedness under the Notes (the “Loan Documents”) (the indebtedness, interest, other sums, fees, obligations and all other sums due under the Notes and/or hereunder and/or any other Loan Document being collectively called the “Indebtedness”), Mortgagor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Mortgagee and hereby grants unto Mortgagee a security interest in the following property and rights, whether now owned or held or hereafter acquired (collectively, the “Mortgaged Property”):

GRANTING CLAUSE ONE

All right, title and interest in and to the real property or properties described on Exhibit A hereto (collectively, the “Land”).

GRANTING CLAUSE TWO

All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien thereof (collectively, the “Additional Land”).

GRANTING CLAUSE THREE

Any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof (collectively, the “Improvements”; the Land, the Additional Land and the Improvements hereinafter collectively referred to as the “Real Property”).

GRANTING CLAUSE FOUR

All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way now or hereafter belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Mortgagor in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.

GRANTING CLAUSE FIVE

All machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery, equipment and fixtures (hereinafter collectively called the “Equipment”) and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Mortgaged Property is located (the “Uniform Commercial Code”)) superior, inferior or pari passu in lien to the lien of this Mortgage. In connection with Equipment which is leased to Mortgagor or which is subject to a lien or security interest which is superior to the lien of this Mortgage, this Mortgage shall also cover all right, title and interest of each Mortgagor in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment.

GRANTING CLAUSE SIX

All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.

GRANTING CLAUSE SEVEN

All leases and subleases including, without limitation, all guarantees thereof and security therefor and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the “Bankruptcy Code”) or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same (the “Leases”) and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the “Rents”) and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.

GRANTING CLAUSE EIGHT

All proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.

GRANTING CLAUSE NINE

All tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.

GRANTING CLAUSE TEN

The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Mortgagee in the Real Property or any part thereof.

GRANTING CLAUSE ELEVEN

All accounts receivable, utility or other deposits, intangibles, contract rights, interests, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Real Property or any part thereof.

GRANTING CLAUSE TWELVE

All rights which Mortgagor now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys’ fees and disbursements) relating to the Real Property or any part thereof.

GRANTING CLAUSE THIRTEEN

All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, franchise agreements and other agreements, franchises, trade names, trademarks, symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.

GRANTING CLAUSE FOURTEEN

All proceeds, products, offspring, rents and profits from any of the foregoing, including without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

WITH RESPECT to any portion of the Mortgaged Property which is not real estate under the laws of the State in which the Mortgaged Property is located, Mortgagor hereby grants, bargains, sells and conveys the same to Mortgagee for the purposes set forth hereunder and Mortgagee shall be vested with all rights, power and authority granted hereunder or by law to Mortgagee with respect thereto.

TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee and the successors and assigns of Mortgagee forever.

PROVIDED, HOWEVER, these presents are upon the express condition, if Mortgagor shall well and truly pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

AND, Mortgagor does for itself, its successors, and assigns, covenant with Mortgagee, its successors and assigns, that at and until the ensealing of these presents, it is well seized of the Mortgaged Property as a good indefeasible estate and it has good right to bargain, sell, and convey the same in manner and form as above written, and that the same are free from all encumbrances whatsoever, except the Permitted Encumbrances.

AND FURTHERMORE, Mortgagor does by these presents bind itself and its successors and assigns forever to WARRANT AND DEFEND the above granted and bargained Mortgaged Property to Mortgagee, its successors and assigns, against all claims and demands whatsoever, except as aforesaid.

AND PROVIDED, FURTHER, HOWEVER, these presents are upon the express condition, if Mortgagor shall well and truly pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

LOAN AGREEMENT

This Mortgage is being executed in conjunction with a certain Loan Agreement of even date herewith, by and among WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C. (collectively, the “Borrower” or “Borrowers”) and Lender (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”). Any capitalized terms used in this Mortgage and not otherwise defined herein shall have the meanings assigned in the Loan Agreement. Pursuant to the Loan

Agreement, the Mortgagee has agreed to make three (3) separate loans to the Borrower, including the undersigned Mortgagor, one of which loans is the Loan. The Loan is cross-defaulted with both of the other loans and is cross-collateralized with both of the other loans. The Notes are secured by this first mortgage, as well as by a junior mortgage covering certain property in the Towns of Orange, Milford and Shelton in the State of Connecticut granted by certain of the Borrowers to Mortgagee and by a first mortgage which also secures the notes evidencing the other two loans covering certain property located in Morris County in the State of New Jersey granted by certain of the Borrowers to Mortgagee. References to the Loan Agreement herein relating to the “Loan” or “Loans” shall be deemed to refer to the Loan Agreement as it relates to the Loan, except as specifically provided otherwise. In certain circumstances where this Loan is assigned and transferred by the Lender, the Loan Agreement provides that a new loan agreement shall be entered into by the parties to this Loan.

GENERAL PROVISIONS

1.                                      Payment of Indebtedness and Incorporation of Covenants, Conditions and Agreements. Mortgagor shall pay the Indebtedness at the time and in the manner provided in the Note, this Mortgage and the other Loan Documents. All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

2.                                      Warranty of Title. Mortgagor has good and marketable title to the Mortgaged Property; Mortgagor has the right to mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, lease, assign, hypothecate and grant a security interest in the Mortgaged Property; Mortgagor possesses an indefeasible fee estate in the Real Property; and Mortgagor owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except those exceptions shown in the title insurance policy insuring the lien of this Mortgage (this Mortgage and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the “Permitted Encumbrances”). Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

3.                                      Condemnation. Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Following the occurrence of a condemnation, Mortgagor, regardless of whether an award is available, shall promptly proceed to restore, repair, replace or rebuild the Improvements to the extent practicable to be of at least equal value and of substantially the same character as prior to such condemnation, all to be effected in accordance with applicable law. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Note, in this Mortgage and the other Loan Documents and the Indebtedness shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the

Indebtedness. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Mortgagee may, at Mortgagee’s election, use the award in any one or more of the following ways: (a) apply any such award or payment (for purposes of this Paragraph 3, the award or payment that may be made in any condemnation or eminent domain proceeding shall mean the entire award allocated to Mortgagor in any capacity) to the discharge of the Indebtedness whether or not then due and payable (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the applicable premium computed in accordance with the Note), (b) use the same or any part thereof to fulfill any of the covenants contained herein as the Mortgagee may determine, (c) use the same or any part thereof to replace or restore the Mortgaged Property to a condition satisfactory to the Mortgagee, or (d) release the same to the Mortgagor. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment or a portion thereof sufficient to pay the Indebtedness.

4.                                      Leases and Rents.

(a)                                 Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments in form and substance satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Paragraph 4, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Mortgagee for use in the payment of such sums. The grant of the foregoing license is subject to the provisions of Paragraph 1 of the separate Assignment of Leases and Rents of even date herewith granted by the Mortgagor as “Assignor” to the Mortgagee as “Assignee” with respect to the Mortgaged Property (“Assignment of Leases and Rents”). Upon the occurrence of an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Mortgagee in its discretion shall deem proper. It is further the intent of Mortgagor and Mortgagee that the Rents hereby absolutely assigned are no longer, during the term of this Mortgage, property of Mortgagor or property of any estate of Mortgagor as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Mortgagor. The term “Rents” as used herein shall mean the gross rents without deduction or offsets of any kind.

(b)                                 All Leases executed after the date of this Mortgage shall provide that they are subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee; provided, however, that nothing herein shall affect Mortgagee’s right to designate from time to time any one or more Leases as being superior to this Mortgage and Mortgagor shall execute and deliver to Mortgagee and shall cause to be executed and delivered to Mortgagee from each tenant under such Lease any instrument or agreement as Mortgagee may deem necessary to make such Lease superior to this Mortgage. Upon request, Mortgagor shall promptly furnish Mortgagee with executed copies of all Leases.

(c)                                  Mortgagor shall not, without the prior consent of Mortgagee, (i) lease all or any part of the Mortgaged Property, (ii) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (iii) consent to any assignment of or subletting under any Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (v) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance or (vi) further assign the whole or any part of the Leases or the Rents; provided, however, that such action as described in subsections (i)-(iv) above may be taken without Mortgagee’s consent for any Lease which is for not more than five percent (5%) of the total net rentable square feet of space then occupied or available for occupancy at the Mortgaged Property provides for, an annual rent of not more than five percent (5%) of the total rentable income then being paid with respect to all of the Mortgaged Property, requires tenant to pay market rent for the entire term of said Lease, and has a term (including the renewal or extension term) of not more than 20 years (a lease satisfying those criteria shall be referred to as a “Small Lease”) so long as the taking of such action is in the ordinary course of Mortgagor’s business and that such action is still subject to Paragraph 1 of the separate Assignment of Leases and Rents pertaining to Termination Amounts (as defined therein).

(d)                                 With respect to each Lease, Mortgagor shall (i) observe and perform each and every provision thereof on the lessor’s part to be fulfilled or performed under each Lease and not do or permit to be done anything to impair the value of the Lease as security for the Loan, including surrender or voluntary termination of any Lease, (ii) promptly send to Mortgagee copies of all notices of default which Mortgagor shall send or receive thereunder, (iii) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee’s part to be performed, short of termination thereof, (iv) execute and deliver, at the request of Mortgagee, all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall, from time to time, require and (v) upon request, furnish Mortgagee with executed copies of all Leases; provided, however, the notice to Mortgagee referenced in subsection (ii) above and the restriction on termination of a Lease in connection with the enforcement of its terms, covenants and conditions set forth in (iii) above shall not be required or apply, as the case may be, for any Small Lease. Upon the occurrence of any Event of Default under this Mortgage, Mortgagor shall pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or part of the Mortgaged Property as may be occupied by Mortgagor or any one Mortgagor and upon default in any such payment Mortgagor shall vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

(e)                                  All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Mortgagor and, if cash, shall be deposited by Mortgagor at such commercial or savings bank or banks as may be reasonably satisfactory to Mortgagee. Any bond or other instrument which Mortgagor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Mortgagee, shall, if permitted pursuant to any legal requirements, name Mortgagee as payee or Mortgagee thereunder (or at Mortgagee’s option, be fully assignable to Mortgagee) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Mortgagee. Mortgagor shall, upon request, provide Mortgagee with evidence reasonably satisfactory to Mortgagee of Mortgagor’s compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Mortgagor shall, upon Mortgagee’s request, if permitted by any applicable legal requirements, turn over to Mortgagee the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Mortgagee subject to the terms of the Leases.

5.                                      Maintenance and Use of Mortgaged Property. Mortgagor shall, at its sole cost and expense, keep and maintain the Mortgaged Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in good order and condition. The Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal replacement of Equipment) and Mortgagor shall not erect any new buildings, structures or building additions on the Mortgaged Property without the prior consent of Mortgagee. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right at any time and from time to time after providing Mortgagee with written notice to make or cause to be made reasonable alterations of and additions to the Mortgaged Property or any part thereof, provided that any alteration or addition (i) shall not change the general character of the Mortgaged Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Mortgaged Property, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws and with all provisions of any insurance policy covering or applicable to the Mortgaged Property and all requirements of the issuers thereof, (iii) is promptly and fully paid for, or caused to be paid for, by Mortgagor, (iv) the estimated cost of such alteration or addition does not exceed five percent (5%) of the original principal amount of the Loan, and (v) is made under the supervision of a qualified architect or engineer, (vi) shall not violate the terms of any Leases, and (vii) upon completion, Mortgagor shall provide Mortgagee with (aa) a satisfactory final improvement survey if the footprint of the building has been altered, (bb), any final occupancy permit which may be required for the Improvements, (cc) all other governmental permits, certificates and approvals and all other permits, certificates and approvals of fire underwriters which are required with respect to the alterations and additions and the use and occupancy thereof, and shall furnish true copies thereof to Mortgagee, and (dd) final lien waivers from all contractors, subcontractors and materialmen. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, provided, however, that nothing in the foregoing clause shall require

Mortgagor to comply with any such law, order or ordinance so long as Mortgagor shall in good faith, after notice to, but without cost or expense to, Mortgagee, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (i) the enforcement thereof, (ii) the payment of any fine, charge or penalty, (iii) the sale or forfeiture of the Mortgaged Property or any part thereof, (iv) the lien of this Mortgage and the priority thereof from being impaired, (v) the imposition of criminal liability on Mortgagee and (vi) the imposition, unless stayed, of civil liability on Mortgagee; provided that during such contest Mortgagor shall, at the option of Mortgagee, provide cash, bonds or other security satisfactory to Mortgagee, indemnifying and protecting Mortgagee against any liability, loss or injury by reason of such non-compliance or contest, and provided further, that such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor. Mortgagor shall promptly, at its sole cost and expense, repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated. Mortgagor shall not commit any waste at the Mortgaged Property. Mortgagor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Mortgagee. Mortgagor covenants and agrees that it shall operate the Mortgaged Property at all times as a first-class office, warehouse and industrial facility.

6.                                      Estoppel Certificates.

(a)                                 Mortgagor, within ten (10) business days after request by Mortgagee, shall use commercially reasonable efforts to furnish Mortgagee from time to time (but not more often than annually, except during the existence of an Event of Default) with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest in the Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Indebtedness, if any, (vi) that the Note and this Mortgage have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be requested by Mortgagee.

(b)                                 Mortgagor, after request by Mortgagee, will obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Mortgagee from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Mortgagee.

7.                                      No Cooperative or Condominium. Mortgagor represents and warrants that the Mortgaged Property has not been subjected to a cooperative or condominium form of ownership. Mortgagor hereby covenants and agrees that it will not file a declaration of condominium, map or any other document having the effect of subjecting the Mortgaged Property, to a condominium or cooperative form of ownership.

8.                                      Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Indebtedness or any portion thereof from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note or Mortgagee’s interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

9.                                      No Credits on Account of the Indebtedness. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

10.                               Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

11.                               Right of Entry. To the extent permitted by applicable law, Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at any time during reasonable business hours upon twenty-four (24) hour notice to Mortgagor, except in the case of an emergency, in which event Mortgagee and its agents may enter and inspect the Mortgaged Property at any time.

12.                               Events of Default; Remedies. Each of the following events shall constitute an “Event of Default” hereunder:

(a)                                 if (i) any installment of interest or principal is not paid within five (5) days after the same is due, (ii) the entire Indebtedness of each Note is not paid on or before the Maturity Date (or if the Maturity Date has been accelerated, upon such acceleration), or (iii) any other payment or charge due under the Note, this Mortgage or any other Loan Documents is not paid when due;

(b)                                 if at any time any representation or warranty of Mortgagor made herein or in any guaranty, agreement, certificate, report, affidavit, owner’s affidavit, financial statement or other instrument furnished to Mortgagee shall be false or misleading in any respect;

(c)                                  if any mortgagee under a mortgage on the Mortgaged Property, including, without limitation, the Second Mortgage, or the Third Mortgage, whether superior or subordinate to this Mortgage (i) demands payment in full or otherwise accelerates any indebtedness of Mortgagor or (ii) otherwise commences the exercise of any remedy available to such party under any such mortgage or related loan, including, without limitation, the Second Mortgage or the Third Mortgage;

(d)                                 if Mortgagor fails to cure promptly any violation of any law or ordinance affecting the Mortgaged Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Mortgagor in Paragraph 5 of this Mortgage);

(e)                                  if a default by Mortgagor under any of the other terms, covenants or conditions of the this Mortgage shall occur and such default shall not have been cured within thirty (30) days after notice from Mortgagee, provided that if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (e) shall not apply to any other Event of Default expressly set forth in this Paragraph 12 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

(f)                                   if an Event of Default shall occur under the Loan Agreement.

Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Mortgagee.

Upon the occurrence of any Event of Default, Mortgagor shall pay interest on the entire unpaid principal balance of the Note at the Default Rate, as defined in and provided for in the Note.

Upon the occurrence of any Event of Default, Mortgagee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Mortgaged Property either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Mortgaged Property made under the powers of sale herein granted and conferred, Mortgagee may, to the extent permitted by applicable law, include in such sale any fixtures included in the Mortgaged Property and relating to such real property.

13.                               Additional Remedies. Upon the occurrence of an Event of Default, Mortgagee may forthwith, and without notice or demand, exercise any of the following rights and remedies in addition to any of the rights and remedies provided herein or in any other Loan

Documents or such rights or remedies otherwise available to Mortgagee by law or in equity, without further stay, any law, usage or custom to the contrary notwithstanding, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)                                 Mortgagee may enter into or upon the Real Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat, (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property, (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof and (E) apply the receipts from the Mortgaged Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee and its counsel, agents and employees.

(b)                                 Mortgagee may institute, notwithstanding the provisions of any law to the contrary, any appropriate action or proceeding to foreclose this Mortgage as if any and all redemption periods had fully expired, and may proceed therein to judgment and execution for all sums secured by this Mortgage.

(c)                                  Mortgagee may, with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Mortgage for the balance of the Indebtedness not then due.

(d)                                 Mortgagee may, to the extent legally permitted, sell for cash or upon credit the Mortgaged Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of or estate in the Mortgaged Property.

(e)                                  Mortgagee may institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document.

(f)                                   Mortgagee may recover judgment on the Note or any Guaranty either before, during or after any proceedings for the enforcement of this Mortgage.

(g)                                  Mortgagee, in its sole discretion, shall be entitled to the appointment of a receiver of the Mortgaged Property, without notice, to the extent not prohibited by applicable law, with power to collect the Rents as a matter of right and without notice, to the extent not prohibited by applicable law, with power to collect the Rents due and coming due at any time, including, without limitation, during the pendency of any foreclosure suit or other proceeding under a judgment obtained under the Note or hereunder, without regard to the value or the condition of the Mortgaged Property, the solvency of the Mortgagor, the actual or threatened waste to any part of the Mortgaged Property, or any other person liable for the debt secured hereby, and regardless of whether Mortgagee has an adequate remedy at law. Said receiver may rent the Mortgaged Property, or any part thereof, for such term or terms and on such other terms and conditions as said receiver may see fit, collect all rentals (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to the payment of taxes, water and sewer rents, other lienable charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, or in reduction of the principal or interest, or both, hereby secured, in such order and amounts as said receiver may elect. Mortgagor, for itself and its successors and assigns, hereby waives any and all defense to the application for a receiver and hereby consents to such appointment. The expenses, including receiver’s fees, counsel fees, costs and agent’s compensation, incurred in connection with the exercise of the powers herein contained shall be secured by this Mortgage.

(h)                                 Mortgagee may exercise any or all of the remedies available to a secured party under the Uniform Commercial Code.

(i)                                     Mortgagee shall have the right to set off all or any part of any amount due by Mortgagor to Mortgagee under the Note, this Mortgage or otherwise, against any indebtedness, liabilities or obligations owing by Mortgagee for any reason and in any capacity to Mortgagor including any obligation to disburse to Mortgagor or its designee, any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

(j)                                    Mortgagee may exercise any other rights and remedies available at law or in equity.

(k)                                 The purchase money proceeds or avails of any sale made under or by virtue of this Paragraph 13, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Paragraph 13 or otherwise, shall be applied, to the extent permitted by applicable law, as follows:

First:                                             To the payment of the costs and expenses of any such sale, including reasonable compensation to Mortgagee, and its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest as provided herein on all advances made by Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

Second:                            To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest, fees and late charges.

Third:                                       To the payment of any other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of the Note or of the Guaranty.

Fourth:                                To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

Mortgagee and any receiver of the Mortgaged Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

(l)                                     To the extent permitted by applicable provisions of law, Mortgagee may adjourn from time to time any sale by Mortgagee to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

(m)                             In the event of any sale made under or by virtue of this Paragraph 13 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note, this Mortgage, any Guaranty or any other Loan Document to the contrary notwithstanding, become due and payable.

(n)                                 Upon any sale made under or by virtue of this Paragraph 13 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and, to the extent permitted by applicable law, in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

(o)                                 No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

14.                               Right to Cure Defaults. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Without limiting the foregoing, Mortgagee may enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property, and the cost and expense thereof (including, without limitation, attorneys’ fees and disbursements to the extent permitted by law), with interest as provided in this Paragraph 14, shall be immediately due and payable to Mortgagee upon demand by Mortgagee therefor. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as such term is defined in the Note), for the period from the date that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Mortgage. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate.

15.                               Late Payment Charge. If any monthly principal and interest payment is not paid in accordance with the Note, a late charge (the “Late Charge”) shall be due as provided for in the Note.

16.                               Prepayment. The Indebtedness may be prepaid only in accordance with the terms of the Note and the Loan Agreement.

17.                               Prepayment After Event of Default. A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following an Event of Default or acceleration (which acceleration shall be at Mortgagee’s sole option), including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, which payment shall include a premium, the calculation of which shall be in accordance with the terms of the Note and shall depend upon whether the Event of Default or acceleration first occurred (i) prior to the time, if any, the prepayment of the principal balance is not permitted pursuant to the terms of the Note and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due or (ii) on or after the date on which prepayment of the principal balance is permitted pursuant to the terms of the Note.

18.                               Appointment of Receiver. Mortgagee, upon the occurrence of an Event of Default, shall be entitled to the appointment of a receiver as more fully set forth in Paragraph 13 above.

19.                               Security Agreement.

(a)                                 This Mortgage is both a real property Mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage grants to Mortgagee, as security for the Indebtedness, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (such portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this Paragraph 19 the “Collateral”). Mortgagor hereby authorizes Mortgagee to file financing statements in order to create, perfect, preserve and continue the security interest(s) herein granted. This Mortgage shall also constitute a “fixture filing” for the purposes of the Uniform Commercial Code, including, without limitation, New York U.C.C. 9-502, and shall cover all items of the Collateral now or hereafter owned by Mortgagor that are or are to become fixtures and is to be filed for record in the real estate records of Westchester County. This Mortgage shall also constitute a financing statement covering any other portion of the Mortgaged Property and may be filed in the appropriate filing or recording office. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Paragraph 19. For purposes of this Paragraph 19, the Mortgagor is the “Debtor” and the Mortgagee is the “Secured Party,” as these terms are defined in the Uniform Commercial Code, insofar as this Mortgage constitutes a financing statement, and the addresses of the Debtor and Secured Party, the identification of the Debtor which is the record owner of each premises described on attached Exhibit A and the organizational number of each Debtor are listed below.

Because this Mortgage also constitutes a Uniform Commercial Code financing statement and fixture filing, the following information is included herein, and Mortgagor represents and warrants the truth and accuracy thereof:

(i)                            The name of the Debtor with respect to 103 Fairview Park Drive is WU/LH 103 FAIRVIEW PARK L.L.C. with an organizational identification number of: 4468265.

(ii)                         The name of the Debtor with respect to 412 Fairview Park Drive is WU/LH 412 FAIRVIEW PARK L.L.C. with an organizational identification number of: 4468269.

(iii)                      The name of the Debtor with respect to 401 Fieldcrest Drive is WU/LH 401 FIELDCREST L.L.C. with an organizational identification number of: 4468273.

(iv)                     The name of the Debtor with respect to 404 Fieldcrest Drive is WU/LH 404 FIELDCREST L.L.C. with an organizational identification number of: 4468429.

(v)                        The name of the Debtor with respect to 36 Midland Avenue is WU/LH 36 MIDLAND L.L.C. with an organizational identification number of: 4468430.

(vi)                     The name of the Debtor with respect to 100-110 Midland Avenue is WU/LH 100-110 MIDLAND L.L.C. with an organizational identification number of: 4468432.

(vii)                  The name of the Debtor with respect to 112 Midland Avenue is WU/LH 112 MIDLAND L.L.C. with an organizational identification number of: 4468434.

(viii)               The name of the Debtor with respect to 199 Ridgewood Drive is WU/LH 199 RIDGEWOOD L.L.C. with an organizational identification number of: 4468436.

(ix)                     The name of the Debtor with respect to 203 Ridgewood Drive is WU/LH 203 RIDGEWOOD L.L.C. with an organizational identification number of: 4468437.

(x)                        The name of the Debtor with respect to 8 Slater Street is WU/LH 8 SLATER L.L.C. with an organizational identification number of: 4468438.

(xi)                            The mailing address of each Debtor is c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552.

(xii)                         The type of organization of each Debtor is limited liability company.

(xiii)                      The jurisdiction of organization of each Debtor is Delaware.

(xiv)                     The name of Secured Party is John Hancock Life Insurance Company.

(xv)                        The mailing address of Secured Party is 197 Clarendon, Boston, Massachusetts 02116.

(xvi)                     A statement describing the portion of the Mortgaged Property and Collateral comprising goods or other personal property that may now be or hereafter become fixtures hereby secured is set forth in the granting clauses of this Mortgage which relates to the real property more particularly described on Exhibit A attached hereto, with respect to the specific Land owned by each Debtor.

(xvii)                  This financing statement is to be recorded in the real estate records.

(xviii)               Additional information concerning the security interests herein granted may be obtained from Mortgagee upon request.

If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys’ fees and disbursements, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such sale, disposition or action shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Indebtedness in such priority and proportions as Mortgagee in its discretion shall deem proper.

Mortgagor shall notify Mortgagee of any change in name, identity or structure of Mortgagor and Mortgagor hereby expressly authorizes Mortgagee to file and record, at Mortgagor’s sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Mortgagee upon and security interest in the Collateral. In addition, Mortgagor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary and shall pay all expenses and fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations of Mortgagor under the Note, this Mortgage or the other Loan Documents. Mortgagor hereby authorizes Mortgagee and grants to Mortgagee an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as secured party, in connection with the Collateral covered by this Mortgage.

(b)                                 That portion of the Mortgaged Property consisting of personal property and equipment, shall be owned by Mortgagor and shall not be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Mortgagor nor shall Mortgagor create or suffer to be created any security interest covering any such property as it may from time to time be replaced, other than the security interest created herein.

20.                               Authority.

(a)                                 Mortgagor has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign and grant a security interest in the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor’s part to be performed.

(b)                                 Mortgagor represents and warrants to Mortgagee that Mortgagor is a limited liability company organized and existing under the laws of the State of Delaware.

21.                               Actions and Proceedings. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, shall decide should be brought to protect its interest(s) in the Mortgaged Property.

22.                               Further Acts, Etc. Mortgagor will, at the sole cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver within five (5) business days after request of Mortgagee, and if Mortgagor fails to so deliver, hereby authorizes Mortgagee thereafter to execute in the name of Mortgagor without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel Mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this Paragraph 22.

23.                               Recording of Mortgage, Etc. Mortgagor forthwith upon the execution and delivery of this Mortgage, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property, to be filed, registered or recorded and, thereafter, from time to time, each such other instrument of further assurance to be filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest(s) of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance.

24.                               Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

25.                               Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

26.                               Marshalling and Other Matters. Mortgagor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

27.                               Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

28.                               Remedies of Mortgagor. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor’s remedies shall be limited to injunctive relief or declaratory judgment.

29.                               Assignments. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

30.                               Non-Recourse Carveout Obligations. Mortgagor has covenanted and agreed in the Loan Agreement and hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Mortgagee, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys’ fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee and arising from the Non-Recourse Carveout Obligations.

This indemnity shall survive any foreclosure of this Mortgage, the taking of a deed in lieu thereof, or any other discharge of the obligations of the Mortgagor hereunder or a transfer of the Mortgaged Property, even if the indebtedness secured hereby is satisfied in full. Mortgagor agrees that the indemnification granted herein may be enforced by Mortgagee without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Mortgaged Property covered by this Mortgage through foreclosure proceedings or otherwise; provided, however, that, nothing herein contained shall prevent Mortgagee from suing on the Note or foreclosing this Mortgage or from exercising any other rights under the Loan Documents, except as provided in Section 6.7 of the Loan Agreement, the provisions of which are incorporated herein by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

31.                               Notices. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Mortgage, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

To Mortgagee:

John Hancock Life Insurance Company

Real Estate Finance Group, C-3

197 Clarendon Street

Boston, Massachusetts 02116

Re: Loan No. 522917:11, 523062:11 and 523071:11

with a copy concurrently to:

Edwards Angell Palmer & Dodge LLP

90 State House Square

Hartford, Connecticut 06103

Attention: John B. D’Agostino

To Mortgagor:

Lighthouse Real Estate Management LLC

60 Hempstead Avenue, Suite 718

West Hempstead, New York 11552

with a copy concurrently to:

Schiff Hardin LLP

900 Third Avenue

New York, NY 10022

Attention: Christine A. McGuinness, Esq.

Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above.

32.                               Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor’s obligations hereunder by reason of (a) failure of Mortgagee to comply with any request of Mortgagor or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, any Guaranty or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, any Guaranty, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Indebtedness to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Indebtedness, or any portion thereof or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose or otherwise realize on this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

33.                               Joint and Several Liability. If there is more than one party comprising Mortgagor, then the obligations and liabilities of each party under this Mortgage shall be joint and several.

34.                               Severability. If any term, covenant or condition of the Note, any Guaranty or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note, any Guaranty and this Mortgage shall be construed without such provision.

35.                               Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

36.                               Indemnity and Mortgagee’s Costs. Mortgagor agrees to pay all costs, including, without limitation, attorneys’ fees and expenses, incurred by Mortgagee in enforcing the terms hereof and/or the terms of any of the other Loan Documents or the Note or any Guaranty, whether or not suit is filed and waives to the full extent permitted by law all right to plead any statute of limitations as a defense to any action hereunder. Mortgagor agrees to indemnify and hold Mortgagee harmless from any and all liability, loss, damage or expense (including, without limitation, attorneys’ fees and disbursements) that Mortgagee may or might incur hereunder or in connection with the enforcement of any of its rights or remedies hereunder, any action taken by Mortgagee hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Mortgagee arising out of the Mortgaged Property; and should Mortgagee incur any such liability, loss, damage or expense, the amount thereof with interest thereon at the Default Rate shall be payable by Mortgagor immediately without demand, shall be secured by this Mortgage, and shall be a part of the Indebtedness.

37.                               Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. The word “Mortgagor” shall mean Mortgagor and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein. The word “Mortgagee” shall mean Mortgagee or any subsequent holder of the Note. The word “Guaranty” shall mean any Guaranty of Payment, Guaranty of Completion, Guaranty of Collection, Environmental Indemnity or any other Guaranty or Indemnity given at any time to or for the benefit of Mortgagee in connection with the Loan. The word “Guarantor” shall mean any person giving or making any Guaranty. The word “Note” shall mean the Note or any other evidence of indebtedness secured by this Mortgage. The words “Loan Documents” shall mean the Note, this Mortgage, the Loan Agreement, the security agreement, if any, between Mortgagor and Mortgagee, the assignment of leases and rents, if any, made by Mortgagor to Mortgagee, any reserve agreements between Mortgagor and Mortgagee, any escrow agreements between Mortgagor and Mortgagee, the assignment of contracts, if any, made by Mortgagor to

Mortgagee, all Guaranties, if any, made to Mortgagee, any other Mortgage or deed of trust securing the Note and any other agreement, instrument, affidavit or document executed by Mortgagor, any Guarantor or any indemnitor and delivered to Mortgagee in connection with the Loan. The word “person” shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity. The words “Mortgaged Property” shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

38.                               No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or any one Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

39.                               Separate Tax Lot. Each portion of the Mortgaged Property described as a separate parcel is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Mortgaged Property or any portion thereof.

40.                               Right to Release Any Portion of the Mortgaged Property. Mortgagee may release any portion of the Mortgaged Property for such consideration as Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a lien and security interest in the remaining portion of the Mortgaged Property.

41.                               Subrogation. The Mortgagee shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the Loan secured by this Mortgage.

42.                               Administrative Fees. Mortgagee may charge administrative fees and be reimbursed for all costs and expenses, including reasonable attorneys’ fees and disbursements, associated with reviewing and processing post-closing requests of Mortgagor.

43.                               Headings, Etc.. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

44.                               Address of Real Property. The street addresses of the Real Property are as follows: 103 Fairview Park Drive, 412 Fairview Park Drive, 401 Fieldcrest Drive, 404

Fieldcrest Drive, 199 Ridgewood Drive, and 203 Ridgewood Drive in the Town of Greenburgh, New York, and 36 Midland Avenue, 100-110 Midland Avenue, 112 Midland Avenue, and 8 Slater Street in the Village of Port Chester, New York.

45.                               Relationship. The relationship of Mortgagee to Mortgagor under this Mortgage is strictly and solely that of lender and borrower and nothing contained in this Mortgage or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than that of lender and borrower.

46.                               Homestead. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

47.                               No Third Party Beneficiaries. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

48.                               Entire Agreement. This Mortgage, the Note, the Loan Agreement and the other Loan Documents constitute the entire agreement among Mortgagor and Mortgagee with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

49.                               Servicer. Mortgagee may from time to time appoint a servicer (the “Servicer”) to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Mortgagee and to act as agent of Mortgagee hereunder.

50.                               Governing Law; Consent to Jurisdiction. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH MORTGAGOR’S, ENDORSER’S OR GUARANTOR’S OBLIGATIONS HEREUNDER, UNDER THE NOTE, THE GUARANTY AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH MORTGAGOR, ENDORSER OR GUARANTOR. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE LN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE NOTE, ANY GUARANTY OR ANY OTHER LOAN DOCUMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT

BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS MORTGAGE, THE NOTE, THE GUARANTY AND/OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, MORTGAGOR, ENDORSER AND GUARANTOR AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH MORTGAGOR, ENDORSER OR GUARANTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON SUCH MORTGAGOR, ENDORSER OR GUARANTOR AT C/O LIGHTHOUSE REAL ESTATE MANAGEMENT LLC, 60 HEMPSTEAD AVENUE, SUITE 718, WEST HEMPSTEAD, NEW YORK 11552

51.                               Additional Security Documents.

(a)                                 Certain of the Borrowers have simultaneously herewith executed and delivered to or for the benefit of Mortgagee certain other mortgages and other documents and instruments encumbering or relating to certain property owned by such other Borrowers located in Morris County in the State of New Jersey the Towns of Orange, Milford and Shelton in the State of Connecticut as additional security for the Indebtedness (collectively, the “Additional Junior Mortgages”), which Additional Junior Mortgages each secure the Loan, but which Additional Junior Mortgages in Connecticut do not secure, and shall be subordinate and junior in priority to, the first mortgage and the loan secured thereby which is held by Mortgagee on each such other property.

(b)                                 The Additional Junior Mortgages and this Mortgage (and each counterpart thereof) shall each and all constitute security for the Notes, the indebtedness referred to therein and the Indebtedness. If there should be an Event of Default in any of the terms, conditions or obligations of any of the Additional Junior Mortgages, such default shall constitute an Event of Default under this Mortgage. The Mortgagee, may foreclose or otherwise enforce such security under the Additional Junior Mortgages, enforce its rights, powers and remedies with respect to, and realize upon, such security or otherwise enforce its rights, powers and remedies with respect to, and realize upon, such security, either before or concurrently with or after a foreclosure or other enforcement of this Mortgage, any other such security or any of the other Loan Documents, and in any order as Mortgagee may choose (whether or not every aspect of any such foreclosure or other enforcement may be commercially reasonable), all without impairing or being deemed to have waived any rights, benefits, liens or security evidenced by or arising under or in connection with this Mortgage, any other such security or any of the other Loan Documents, and without being deemed to have made an election thereby or to have accepted the benefits of such security (or the proceeds thereof) in full settlement of the Obligations and of its rights with respect thereto. No judgment, order or decree rendered against Mortgagor with respect to any such other security or any of the other Loan Documents, whether rendered in any state in which any collateral is situated or elsewhere, shall in any manner affect the security of this Mortgage, and any deficiency or other debt represented by any such judgment, order or decree shall, to the extent permitted by law, be secured by this Mortgage to the same extent that the Indebtedness shall have been secured by this Mortgage prior to the rendering of such judgment, order or decree. Mortgagor for itself and for any and all persons who may at any time claim through or under Mortgagor or who hereafter may otherwise acquire any interest in or title to all or any part of the Mortgaged Property or any other security for the Obligations, hereby irrevocably waives and releases, to the extent permitted by law, all benefit of any and all laws that would limit or prohibit the effectiveness of anything set forth in this Section.

(c)                                  Mortgagor has also executed and delivered to or for the benefit of Mortgagee a Second Assignment of Leases and Rents with respect to the Mortgaged Property as additional security for the NJ Loan and the CT Loan, pursuant to the Loan Agreement, which Second Assignment of Leases and Rents (the “Junior Assignment”) is subordinate and junior in priority to this Mortgage and the Assignment of Leases and Rents. The Junior Assignment is intended to be recorded immediately following this Mortgage and the Assignment of Leases and Rents.

(d)                                 Notwithstanding anything contained herein to the contrary, Mortgagee shall be under no duty to Mortgagor or any other person or entity, including, without limitation, any holder of the Junior Assignment or any junior, senior or subordinate mortgage on the Mortgaged Property or any part thereof or on any other security held by Mortgagee, to exercise, exhaust or first resort to all or any of the rights, powers and remedies available to Mortgagee, whether under this Mortgage, the other Loan Documents or the Additional Junior Mortgages prior to the sale of the Mortgaged Property or any other enforcement of this Mortgage. Furthermore, Mortgagor and such other persons and entities waive all rights relating to marshaling and agree that Mortgagee shall not be compelled to release any part of the security of this Mortgage, the other Loan Documents or the Additional Junior Mortgages or be prevented from foreclosing or enforcing this Mortgage, the other Loan Documents or the Additional Junior Mortgages upon all or any part of such security unless the Indebtedness shall have been paid in full and that Mortgagee shall not be compelled to accept or allow any apportionment of the Indebtedness to or among any of the property encumbered by this Mortgage, the other Loan Documents, or the Additional Junior Mortgages.

52.                               Sole Discretion of Mortgagee. Wherever, pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise specifically provided herein.

52.                               Special State Provisions.

(a)                                 Inconsistencies. In the event of any inconsistencies between the terms and conditions of the foregoing Paragraphs and this Paragraph, the terms of this Paragraph shall control and be binding.

(b)                                 Power of Sale. Upon the occurrence of an Event of Default, Mortgagee may sell, assign, transfer and deliver the whole or, from time to time, any part of the Mortgaged

Property, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Mortgagee in its uncontrolled discretion may determine, or as may be required by law, including, without limitation, the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law (and any amendments or substitute statutes in regard thereto).

(c)                                  Use and Occupancy Fee. Upon the occurrence of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Mortgaged Property, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property or any portion thereof which are in its possession for such period and, upon default of any such payment, will vacate and surrender possession of the Mortgaged Property to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery or possession of premises for non-payment of rent, however designated.

(d)                                 Payment of Mortgagee’s Expenses. In any suit to foreclose the lien hereof (including any partial foreclosure) or to enforce any other remedy of Mortgagee under this Mortgage or the Note, there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree, all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys’ fees, appraiser’s fees, outlays for documentary and expert evidence, stenographer’s charges, publication costs, and costs which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title and value as Mortgagee may deem necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title or the value of the Mortgaged Property.

(e)                                  Lien Law. Pursuant to Section 13 of the Lien Law of New York, Mortgagor will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the costs of completing any improvement and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose. Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorneys’ fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law.

(f)                                   Real Property Law. All covenants and conditions contained in this Mortgage, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to the Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

(g)                                  Section 291-f Agreement. In accordance with Section 291-f of the New York Real Property Law, Mortgagor shall neither cancel any of the Leases now or hereafter in effect nor terminate or accept a surrender thereof nor reduce the payment of the rent thereunder or amend, modify or supplement any of the provisions thereof except in accordance with the requirements of Paragraph 4 above or grant any consent or waiver thereunder or accept any prepayment of rent thereunder for more than one month in advance (except any amount which may be required to be prepaid by the terms of such Lease) without first obtaining, on each such occasion, the written approval of Mortgagee, provided, that, in the event Mortgagor terminates, amends, modifies, and / or supplements any such Lease (or grants any consent or waiver thereunder) in accordance herewith, Mortgagor shall promptly provide Mortgagee with written notice of, and complete documentation relating to, such termination, modification, amendment, supplement, consent or waiver, together with such other information Mortgagee may reasonably request; provided, further, that any cancellation abridgement, modification or prepayment made not in accordance herewith or with the written consent of Mortgagee shall be voidable by the holder of the Note and this Mortgage, as such holder may elect. This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Mortgagor shall deliver notice of this Mortgage in form and substance acceptable to Mortgagee (unless such notice is contained in such tenant’s Lease), to all present and future holders of any interest in any Lease, by assignment or otherwise and shall take such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of said Section 291-f.

(h)                                 Assignment of Mortgage. Upon any prepayment or payment to Mortgagee of the Indebtedness as provided for herein and in the Note (including, without limitation, all fees, costs, and expenses incurred by or on behalf of Mortgagee hereunder or under any other Loan Document which Mortgagor is required to pay hereunder or under any other Loan Document or for which Mortgagee is entitled to be reimbursed hereunder or thereunder) and the performance by Mortgagor of all of the obligations imposed on Mortgagor in the Loan Documents, Mortgagee shall assign without recourse all of its right, title and interest in and to this Mortgage to a lender designated by Mortgagor (“Designated Lender”), as long as all of the following conditions are satisfied:

(i)                                     Designated Lender or Mortgagor requests such assignment in writing at least twenty (20) days prior to the prepayment or payment in full of the Loan, which request shall include (A) such request to assign; (B) the legal name and address of the Designated Lender; and (C) a form of assignment reasonably satisfactory to Mortgagee;

(ii)                                  Without limiting the foregoing, such assignment shall be without recourse to Mortgagee and shall expressly disclaim any warranties and representations from Mortgagee;

(iii)                               Designated Lender is an institutional lender, a commercial bank, an insurance company, a pension fund or a conduit lender, or any other bona fide mortgage lender, which may include an institution not ordinarily in the business of holding mortgage loans, provided that the acquisition and holding of the loan by such individual or entity is a bona fide transaction which complies with all applicable laws, regulations and codes;

(iv)                              The delivery of such assignment occurs concurrently with the prepayment or payment in full of the Loan;

(v)                                 Such assignment can be accomplished without violating the provisions of applicable law or administrative regulations;

(vi)                              Mortgagee shall deliver to Designated Lender upon full payment therefore original documents in its possession or if lost, affidavit of lost notes or other documents, without recourse to Mortgagee;

(vii)                           Mortgagor shall pay Mortgagee’s reasonable legal fees incurred in connection with any such assignment; and

(viii)                        Such prepayment or payment is not the result of Mortgagee’s acceleration of the maturity date of the Loan.

(i)                                     IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THE NOTE, THIS MORTGAGE, OR THE OTHER DOCUMENTS OR TRANSACITONS EVIDENCED HEREBY OR THEREBY, MORTGAGOR WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRAILA HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRAIL CANNOT OR HAS NOT BEEN WAIVED.

(j)                                    Non-Residential Dwelling. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facilities.

(k)                                 Indefinite Mortgage Savings Clause. Notwithstanding anything contained herein to the contrary, the maximum amount of principal indebtedness secured by this Mortgage at the time of execution hereof or which under any contingency may become secured by this Mortgage at any time hereafter is $50,650,000, plus (i) Taxes and Other Charges and other taxes, charges or assessments which may be imposed by law upon the Mortgaged Property; (ii) premiums on insurance policies covering the Mortgaged Property; and (iii) expenses incurred in upholding the lien of this Mortgage, or to protect or make safe the Mortgaged Property, including, but not limited to (A) the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; (B) any amounts, costs or charges to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority, and (C) interest on the Indebtedness at the interest set forth in the Note or the Default Rate (as the case may be) and any premium due under or in respect of the Note and all other sums and fees payable according to the Note or otherwise in connection with the Loan.

(l)                                     Statement Required by Section 274-a of New York Real Property Law. Mortgagee shall, within 20 days after request, provide Mortgagor with the statement required by Section 274-a of New York Real Property Law.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage under seal as of the day and year first above written.

MORTGAGOR:

WU/LH 103 FAIRVIEW PARK L.L.C.			WU/LH 412 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager		By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 401 FIELDCREST L.L.C.			WU/LH 404 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager		By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 199 RIDGEWOOD L.L.C.			WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager		By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to New York Mortgage]

WU/LH 36 MIDLAND L.L.C.			WU/LH 100-110 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager		By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 112 MIDLAND L.L.C.			WU/LH 8 SLATER L.L.C.

By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager		By:	Lighthouse 100 William Operating LLC, a New York limited liability company, Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to New York Mortgage]

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to New York Mortgage]

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to New York Mortgage]

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to New York Mortgage]

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared     Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to New York Mortgage]

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 25th day of February, 2008, before me, the undersigned, a Notary Public in and for said state, personally appeared Louis Sheinker, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or the entity upon behalf of which the person acted executed the instrument.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to New York Mortgage]

Exhibit A

ALL that certain piece or parcel of land situate, lying and being in the village of Port Chester, Town of Rye, County of Westchester and State of New York, same being more particularly bounded and described as follows:

BEGINNING at a point on the northwesterly boundary line of Midland Avenue, said point being distant 1116.003 feet as measured in a westerly direction along the northwesterly boundary line of Midland Avenue from its intersection with the southwesterly boundary line of Slater Street. Said point of beginning being the southeasterly corner of the parcel herein described;

THENCE westerly along the northerly side of Midland Avenue, South 36° 38’ 03” West, 42.252 feet, and South 35° 48’ 03” West, 100.077 feet to lands now or formerly of Vaccaro and to the southwesterly corner of the parcel herein described;

THENCE northerly North 54° 11’ 57” West, 165.661 feet to the northwesterly corner of the parcel herein described;

THENCE easterly North 40° 58’ 32” East, 156.741 feet to the northeasterly corner of the parcel herein described;

THENCE southerly South 49° 01’ 28” East, 152.761 feet to the point or place of beginning;

TOGETHER with the rights contained in an Easement Agreement (100-110 MIDLAND/112 MIDLAND) by and between WU/LH 100-110 MIDLAND L.L.C. and WU/LH 112 MIDLAND L.L.C. dated Feb. 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

For Information Only:

Section 142.54

Block 1

Lot 13

112 Midland Avenue

All that certain plot, piece or parcel of land, situate, lying and being in the Village of Port Chester, Town of Rye, County of Westchester, State of New York, being more particularly bounded and described as follows:

BEGINNING at a point on the westerly side of Slater Street distant 386.078 feet as measured in a northwesterly and northerly direction along the southwesterly side of Slater Street from the corner formed by the intersection of the southwesterly side of Slater Street with the northwesterly side of Midland Avenue, said point of beginning also being where the northwesterly line of land conveyed to Baker Properties by deed recorded in Liber 7431 cp 407 intersects the westerly side of Slater Street;

RUNNING THENCE along said land so conveyed, South 47 degrees 17 minutes 26 seconds West 327.051 feet; and

North 42 degrees 42 minutes 34 seconds West 5 feet;

THENCE still along said land so conveyed and continuing along other land of Baker Properties, South 47 degrees 17 minutes 26 seconds West 133.941 feet to the southwesterly corner of the parcel herein;

THENCE North 42 degrees 42 minutes 24 seconds West, part of the way along the face of an existing Warehouse 144.575 feet to land now or formerly of the Penn Central Railroad (New Haven Division);

THENCE along said land of the railroad, the following courses and distances:

North 40 degrees 58 minutes 32 seconds East 443.102 feet;

North 15 degrees 39 minutes 32 seconds East 62.301 feet;

North 83 degrees 10 minutes 52 seconds East 17.360 feet;

North 40 degrees 58 minutes 32 seconds East 135.318 feet to a point on the westerly side of Slater Street;

THENCE along the westerly side of Slater Street, South 5 degrees 10 minutes 50 seconds East 297.202 feet to the point and place of BEGINNING.

TOGETHER WITH the appurtenance of a Declaration of Easement recorded in Liber 7570 cp 349.

TOGETHER WITH a Fire Protection Easement recorded in Liber 7837 cp 215.

TOGETHER WITH an Easement contained in Liber 7431 cp. 407.

TOGETHER WITH an Amended and Restated Easement Agreement by and between WU/LH 36 MIDLAND L.L.C. and WU/LH 8 SLATER L.L.C., which amends and restates it its entirety that certain Easement agreement in Liber 7841, Page 677.

For Information Only:  Section 142.46

Block 1

Lot 6

8 Slater Street

ALL that certain plot, piece or parcel of land, situate, lying and being in the Village of Port Chester, Town of Rye, County of Westchester and State of New York, bounded and described as follows:

BEGINNING at a point on the northwesterly side of Midland Avenue distant 331.125 feet southwesterly as measured along the northwesterly side of Midland Avenue from the corner formed by the intersection of the northwesterly side of Midland Avenue and the southwesterly side of Slater Street;

running thence from along the northwesterly side of Midland Avenue,

South 47° 17’ 26” West 303.324 feet (deed) 303.824 feet (survey) and South 43° 36’ 50” West 42.995 feet to a point;

thence,

North 42° 42’ 34” West 470.998 feet to land now or formerly of the Penn Central Railroad (New Haven Division);

thence along said land of the Railroad,

North 40° 58’ 32” East 103.707 feet,

North 49° 01’ 28” West 10.000 feet and

North 40° 58’ 32” East 206.079 feet to a point;

thence,

South 42° 42’ 10” East 144.57 feet,

North 47° 17’ 26” East 39.94 feet, and

South 42° 42’ 34” East 367.67 feet to the point or place of BEGINNING.

TOGETHER with the benefits of that Amended and Restated Easement Agreement by and between WU/LH 36 MIDLAND L.L.C. AND WU/LH 8 SLATER L.L.C., dated 2/25/08 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

TOGETHER with the benefits set forth in Easement Agreement by WU/LH 36 MIDLAND L.L.C. AND WU/LH 100-110 MIDLAND L.L.C., dated 2/25/08 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

For Information Only:

Section 142.46

Block 1

Lot 2

36 Midland Avenue

ALL that certain plot, piece or parcel of land situate lying and being in the Village of Port Chester, Town of Rye, County of Westchester and State of New York, bounded and described as follows:

BEGINNING at a point on the northwesterly boundary line of Midland Avenue, said point being distant 677.944 feet as measured in a westerly direction along the northwesterly boundary line of Midland Avenue from its intersection with the southwesterly boundary line of Slater Street, said point of beginning being the southeasterly corner of the parcel herein described;

THENCE westerly along the northwesterly side of Midland Avenue as follows:

South 43 degrees 36’ 50” West 132.933 feet,

South 44 degrees 49’ 32” West 48.534 feet,

South 40 degrees 56’ 01” West 62.836 feet,

South 38 degrees 19’ 31” West 97.453 feet,

South 36 degrees 38’ 03” West 96.303 feet to the southwesterly corner of the parcel herein described;

THENCE generally in a northerly direction as follows:

North 49 degrees 01’ 28” West 152.761 feet,

South 40 degrees 58’ 32” West 156.741 feet, and

North 54 degrees 11’ 57” West 319.134 feet to lands now or formerly of the Penn Central Railroad (New Haven Division) and the northwesterly corner of the parcel herein described;

THENCE easterly along said Penn Central Railroad (New Haven Division), North 40 degrees 58’ 32” East 674.759 feet to the northeasterly corner of the parcel herein described;

THENCE southerly, South 42 degrees 42’ 34” East 470.988 feet to the point or place of BEGINNING.

TOGETHER with the rights and obligations contained in an Easement Agreement (100-110 MIDLAND/112 MIDLAND) by and between WU/LH 100-110 MIDLAND L.L.C. and WU/LH 112 MIDLAND L.L.C. dated Feb. 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

TOGETHER with the benefits set forth in Easement Agreement (36 MIDLAND/100-110 MIDLAND) by and between WU/LH 36 MIDLAND L.L.C. and WU/LH 100-110 MIDLAND L.L.C. dated Feb. 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

TOGETHER with the benefits set forth in Easement Agreement (Intessa Lease at 100-110 Midland Avenue) among WU/LH 36 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C. and WU/LH 100-110 MIDLAND L.L.C. dated Feb. 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

For Information Only:

Section: 142.46

Block: 1

Lot: 1

100-110 Midland Avenue

ALL that certain plot, piece of parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York being designated as Lot 4 more particularly bounded and described as follows:

BEGINNING at a point formed by the division line between Lots 3, 4 and the southeasterly side of Fairview Park Drive as shown on a map entitled “illustrative Site Plan of Fairview Corporate Park” dated Sept. 15, 1986 and filed in the Westchester County Clerk’s Office (Division of Land Records) on Sept. 23, 1986 as Map No. 22454;

Running thence along the northeasterly side of Fairview Park Drive the following three courses and distances:

1) North 23° 23’ 10” East 210.00 feet,

2) Along a curve to the left having a radius of 200.00 feet, an arc length of 126.94 feet, a central angle of 36°21’56”, a chord bearing of North 41 degrees 23 minutes 20 seconds West, a chord distance of 124.82 feet and

3) North 59° 45’ 10” East 711.13 feet to a point on the southerly boundary of lands now or formerly of Town of Greenburgh/Comptrollers Office;

Thence along the southerly boundary of lands now or formerly of Town of Greenburgh/Comptrollers Office the following seven courses and distances:

1) North 78° 44’ 37” East 3.75 feet,

2) North 56° 11’ 10” East 15.84 feet,

3) South 87° 42’ 00” East 60.98 feet,

4) North 28° 45’ 30” East 78.00 feet,

5) North 57° 28’ 10” East 161.62 feet,

6) North 63° 59’ 50” East 172.13 feet,

7) South 89° 23’ 40” East 90.00 feet to the lands now or formerly of the Baker Properties.

Thence along the lands now or former of Baker Properties the following four (4) courses and distances:

1)   South 52° 20’ 43” East 384.98 feet,

2)   South 38° 00’ 00” East 340.00 feet,

3)   South 28° 33’ 53” East 256.89 feet and

4)   South 66° 36’ 50” West 384.28 feet to the northerly side of Fairview Park Drive, the point and place of BEGINNING

TOGETHER WITH THE BENEFIT OF the rights of others to the uninterrupted flow of the Saw Mill River which runs through the southerly part of the premises.

TOGETHER WITH a 15 foot wide Utility Easement as per County Clerk Map 17315.

For Information Only:

Section 19

Block 1

Lot 4

412 Fairview Drive

All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York being known as Lot 1 on a certain map entitled “Illustrative Site Plan of Fairview Corporate Park” dated September 15, 1986 and filed in the Office of the County Clerk (Division of Land Records) on September 23, 1986 as Map No. 22454, being more particularly bounded end described as follows:

BEGINNING at a point on the southwesterly side of Fairview Park Drive where the same is intersected by the division line between Lot 1 and property formerly of A. T. & T. Information Systems as shown on the aforesaid filed Map No. 22454;

THENCE along the southwesterly side of Fairview Park Drive and continuing along its southeasterly prolongation,

South 55 degrees 24 minutes 00 seconds East 415.070 feet to a point of curve;

THENCE along a curve to the right having a radius of 200.00 feet; a central angle of 9 degrees 32 minutes 07 seconds, a distance of 33.284 feet, a chord bearing of South 50 degrees 37 minutes 56 seconds East, a chord distance of 33.246 feet to a point of tangency;

THENCE,

South 45 degrees 51 minutes 53 seconds East 335.403 feet to the northerly line of land formerly of 835 6th Avenue Realty Corp., now or formerly of Robert Martin Company;

THENCE along said land;

South 72 degrees 33 minutes 20 seconds West 607.012 feet to the northeasterly line of land formerly of the New York Central Railroad;

THENCE northwesterly along said land formerly of the New York Central Railroad along a curve to the left having a radius of 1177.560 feet, a central angle of 20 degrees 46 minutes 49 seconds, a distance 427.082 feet, a chord bearing of North 38 degrees 08 minutes 44 seconds West, a chord distance of 424.74 feet to the northwesterly corner of Lot 1 as shown on the aforesaid Filed Map No. 22454;

THENCE along the northwesterly line of Lot 1, North 34 degrees 36 minutes 00 seconds East 410.950 feet to the southwesterly side of Fairview Park Drive, the point and place of BEGINNING.

TOGETHER WITH THE SUBJECT TO the terms, conditions, convenants, restrictions and easements contained in Declaration record in Liber 6784 cp 206 as amended in Liber 6978 cp 260, Liber 7623 cp 350 and Liber 7953 cp 760.

TOGETHER with a 60-foot wide Right of Way as per County Clerk Map No. 22454.

For Information Only:

Section 19

Block 1

Lot 1

103 Fairview Park Drive

ALL that certain plot, piece of parcel of land situate, lying and being in the Town of GREENBURGH, County of WESTCHESTER and State of NEW YORK, being designated as Lot 5 more particularly bounded and described as follows:

BEGINNING from the point of origin formed by the intersection of the northerly side of the existing 50 feet right of way known as Fieldcrest Drive recorded in (Liber 7485, Page 267) and the westerly right of way of SAW MILL RIVER ROAD, proceed the following courses and distances:

Southerly along a curve to the right having a radius 30.00 feet, an arc length of 42.34 feet, a central angle of 80°52’74”, a chord bearing of South 23°06’40” West, a chord distance of 38.91 feet to a point of tangency.

thence South 63°52’34” West, a distance of 393.37 feet to a point of curvature.

thence westerly along a tangent curve to the right having a radius 450.00 feet, an arc length of 92.62 feet, a central angle of 11°47’34”, a chord bearing of South 69°26’22” West, a chord distance of 92.45 feet to a point of reverse curvature.

thence southwesterly along a tangent curve to the left having a radius 50.00 feet, an arc length of 63.78 feet, a central angle of 75°05’10”, a chord bearing of South 38°47’07” West, a chord distance of 59.54 feet to the division line between Lots 5 and 6 as shown on a map entitled “Illustrative Site Plan of Fairview Corporate Park” dated September 15, 1986 and filed in the Westchester County Clerk’s Office (Division of Land Records) on September 23, 1986 as Map No. 22454 to a Monument set of said point of BEGINNING.

From said point of beginning proceeding the following courses and distances:

Southeasterly along a tangent curve to the left having a radius 50.00 feet, a arc length of 57.22 feet, a central angle of 65°34’13”, a chord bearing of South 11°06’57” East, a chord distance of 54.15 feet to a point of non-tangent line;

thence South 26° 27’ 26” East a distance of 243.63 feet to the division line between Lots 3 and 5;

thence along said division line the following three courses and distances:

South 65° 00’ 00” West, a distance of 36.03 feet;

thence South 43° 00’ 00” West, a distance of 656.03 feet;

thence North 23° 23’ 10” West, a distance of 456.01 feet to the division line between Lots 3, 4 and 5;

thence along the division line between Lots 4 and 5 North 28° 33’ 53” West, a distance of 256.89 feet to the division line between lots 4, 5 and 6;

thence along the division line between Lots 5 and 6 as shown on the aforesaid filed Map No. 22454, North 79° 53’ 00” East, a distance of 658.07 feet to the point and place of BEGINNING.

TOGETHER with the rights and benefits granted in Easement Agreement (401 FIELDCREST/404 FIELDCREST water and sewer) by and between WU/LH 401 FIELDCREST L.L.C. and WU/LH 404 FIELDCREST L.L.C. dated February 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

TOGETHER with the rights and benefits granted in Drainage Easement Declaration (401 FIELDCREST) by BAKER PROPERTIES LIMITED PARTNERSHIP dated February 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

TOGETHER with the rights and benefits granted in Easement Declaration (401 FIELDCREST) by BAKER PROPERTIES LIMITED PARTNERSHIP dated February 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

For Information Only:

Section 19

Sheet 2C

Block 1

Lot 5

401 Fieldcrest Drive

ALL that certain plot, piece of parcel of land situate, lying and being located in the Town of GREENBURGH, County of WESTCHESTER and State of NEW YORK, being Lot 6 as shown on a map entitled “Illustrative Site Plan, Fairview Corporate Park...” dated Sept. 15, 1986 and filed on Sept. 23, 1986 as County Clerk Map No. 22454, more particular1y bounded and described as follows:

BEGINNING from the POINT OF ORIGIN formed by the intersection of the northerly side of the existing 50-ft right-of-way (Liber 7486 page 257) and the westerly right-of-way of Saw Mill River Road, proceed the following courses and distances:

Southerly along a curve to the right of radius 30.00 feet, a central angle of 80° 52’ 14”, a distance of 42.34 feet, a chord bearing of South 23° 06’ 40” West, a chord distance of 38.91 feet;

Thence to a point of tangency; thence

South 63° 32’ 34” West, a distance of 393.37 feet;

THENCE to a point of curvature; thence

Westerly along a curve to the right of radius 450.00 feet and a central angle of 11° 47’ 10”, a distance of 92.62 feet and a chord bearing of South 69° 26’ 22” West, a chord distance of 92.45 feet to a Rebor set and being the POINT OF BEGINNING.

From said POINT OF BEGINNING, proceeding the following courses and distances:

Southwesterly along a curve to the left of radius 50.00 feet and central angle of 73° 05’ 10”, a distance of 63.78 feet and a chord bearing of South 38° 47’ 07” West, a chord distance of 59.54 feet;

THENCE to a point of non-tangent line; thence

South 79° 53’ 00” West, a distance of 658.07 feet; thence

North 38° 00’ 00” West, a distance of 340.00 feet; thence

North 52° 20’ 43” West, a distance of 384.98 feet; thence

South 89° 23’ 40” East, a distance of 194.38 feet; thence

North 80° 11’ 20” East, a distance of 304.59 feet; thence

South 89° 00’ 40” East, a distance of 100.09 feet; thence

South 85° 01’ 40” East, a distance of 86.83 feet; thence

North 79°53’ 00” East, a distance of 182.00 feet; thence

North 80° 37’ 40” East, a distance of 69.03 feet; thence

South 17° 19’ 40” East, a distance of 460.00 feet;

THENCE to a non-tangent point of curvature;

THENCE easterly on a curve to the left having a radial bearing of,

North 02° 32’ 34” East, a radius of 450.00 feet and a central angle of 17° 12’ 26”, a distance of 135.15 feet and a chord bearing of North 83° 56’ 21” East, a chord distance of 134.64 feet to the PLACE OR POINT OF BEGINNING.

For Information Only:

Section 19

Sheet 2C

Block 1

Lot 6

404 Fieldcrest Drive

ALL that certain plot, piece of parcel of land situate, lying and being in the Town of GREENBURGH, County of WESTCHESTER and State of NEW YORK, being Lot 7-2 as shown on a map entitled “Illustrative Site Plan, Fairview Corporate Park...” dated Sept. 15, 1986 and filed on Sept. 23, 1986 as County Clerk Map No. 22454, more particularly bounded and described as follows:

Beginning at an Iron Pin to be set in the southeasterly corner of the described premises which corner is formed by the intersection of the southerly side lands now or formerly of New York Central Railroad and the westerly boundary of lands now or formerly of Baker Properties;

RUNNING THENCE along the lands now or formerly of Baker Properties South 76° 00’ 00” West 400.79 feet to the lands now or formerly of Consolidated Edison Company of New York.

Thence along the lands now or formerly of Consolidated Edison Company of New York the following four (4) courses and distances:

1)  North 36° 35’ 50” West 100.00 feet

2)  North 44° 30’ 33” West 882.59 feet

3)  North 76° 46’ 20” East 34.85 feet, and

4)  North 75° 20’ 20” East 151.14 feet to the lands now and formerly of New York Central Railroad;

Thence along the lands now or formerly of New York Central Railroad the following three (3) courses and distances:

1)   along a curve to the right having a radius of 905.41 feet, a length of 219.77 feet, a chord bearing of South 64°43’40” East and chord length of 219.39 feet;

2)   South 57° 45’ 20” East 450.00 feet, and

3)   Along a curve to the right having a radius of 905.41 feet, a length of 452.86 feet, a chord bearing of South 43°26’36” East and chord length of 448.16 feet to the place and point of BEGINNING.

TOGETHER WITH the benefits and SUBJECT TO the burdens of an Easement Agreement in Liber 7159 cp 638 as amended by Liber 7290 cp 438 and an Agreement in Liber 6838 cp 756 and further delineated on Filed Map No. 16588.

TOGETHER with the rights and benefits granted in Easement Declaration (199 RIDGEWOOD/203 RIDGEWOOD) between WU/LH RIDGEWOOD L.L.C. and WU/LH 203 RIDGEWOOD L.L.C. dated February 25, 2008 and recorded in the Westchester County Clerk’s Office (Division of Land Records).

For Information Purposes Only:

Section: 19

Sheet: 2C

Block: 1

Lot: 8

203 Ridgewood Drive

All that certain plot, piece of parcel of land situate, lying and being in the Town of GREENBURGH, County of WESTCHESTER and State of NEW YORK, being Lot 7-1 as shown on a map entitled “Illustrative Site Plan, Fairview Corporate Park...” dated Sept. 15, 1986 and filed on Sept. 23, 1986 as County Clerk Map No. 22454, more particularly bounded and described as follows:

BEGINNING at a rebar set in the southeast corner of the described premises, which corner is formed by the intersection of the westerly boundary of lands now or formerly of Penn-Central Putnam Division and the northerly boundary of lands now or formerly of Robert Martin Company, LLC., said point being distant 2172.97 feet as measured on a course of South 89° 51’ 06” West from a monument found at the beginning of a curve (P.C.) having a radius of 30.00 feet. connecting the northerly side of Fairview Park Drive with the westerly side of Saw Mill River Road as shown on a map entitled “Revised Map of Fairview Park, Teacher’s Insurance and Annuity Association of America” dated Aug. 22, 1970 and filed Dec. 15, 1970 as Map No. 17315;

RUNNING THENCE along the lands now or formerly of Robert Martin Company, LLC, South 73°09’00” West 1.98 feet;

THENCE along the lands now or formerly of Robert Martin Company LLC, South 78° 06’ 00” West 305.58 feet to the lands now or formerly at Consolidated Edison Company of New York

Thence along the lands now or formerly of Consolidated Edison Company of New York, North 36° 35’ 50” West 745.60 feet to the lands now or formerly of Baker Properties;

Thence along the lands now or formerly of Baker Properties, North 76° 00’ 00” East 400.79 feet to the lands now or formerly of Penn-Central Putnam Division;

Thence along the lands now or formerly of Penn Central Putnam Division the following three (3) courses and distances

1)  along a curve to the right having a radius of 905.41 feet, a length of 68.63 feet, a chord bearing of South 26°51’08” East and a chord length of 68.61 feet:

2)  South 24° 46’ 20” East 250.00 feet

3)  Along a curve to the left having a radius of 1481.89 feet, a length of 409.86 feet, a chord bearing of South 32°36’18” East and a chord length of 408.56 feet to the place or point of BEGINNING

TOGETHER WITH the benefits of an Easement Agreement in Liber 7159 cp 638 as amended by Liber 7290 cp 438 and an Agreement in Liber 6838 cp 756 and further delineated on Filed Map No. 16588.

For Information Only:

Section 19

Sheet 2C

Block 1

Lot 7

199 Ridgewood Drive